Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Brookstone, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Annual Report on Form 10-K for the period ended January 29, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Annual Report on Form 10-K for the period ended January 29, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael F. Anthony
Michael F. Anthony
Chairman, President and Chief Executive Officer,
Director
(Principal Executive Officer)

Dated: April 29, 2005